Exhibit 10.1

PAGE 1
Solicitation/Contract/Order for Commercial Items
1.	Requisition Number:
2.	Contract Number: M67854-09-D-5069
3.	Award/Effective Date: 27-Mar-2009
4.	Order Number:
5.	Solicitation Number:
6.	Solicitation Issue Date:
7.	For Solicitation Information Call:
	a.		Name:
	B.		Telephone Number:
8.	Offer Due Date/Local Time:
9.	Issued By:		MCSC Contracting Officer
Code: CT
2200 Lester Street
Quantico VA 22134-6050
		Code:	M67854
10.	This Acquisition is: Unrestricted
11.	Delivery For FOB Destination Unless Block is Marked:
12.	Discount Terms: Net 30 Days
13a.	This Contract is a Rated Order Under DPAS (15 CFR 700):
13b.	Rating:
14.	Method of Solicitation:
15.	Delivery To: See Schedule
16.	Administered by DCMC Garden City, 605 Stewart Avenue, Garden City, NY 11530-4761 (SCD: C) Code S3309A
17a.	Contractor/Offeror:		American Defense Systems, Inc.
Gary Evans
230 Duffy Avenue Unit A
Hicksville NY 11801-3641 Code 31U64
17b.	Check if Remittance is Different and Put Such Address in Offer:
18a.	Payment Will Be Made By:		DFAS-Columbus Center
DFAS-Co/North Entitlement Operations
PO Box 182266
Columbus, OH 43218-2266 Code HQ0337
18b.	Submit Invoices to Address Shown in Black 18a Unless Block Below is Checked:
19.	Item No.:
20.	Schedule of Supplies/Services: See Schedule
21.	Quantity:
22.	Unit:
23.	Unit Price:
24.	Amount:
25.	Accounting and Appropriation Data:
26.	Total Award Amount: $27,259,784.22 EST
27a.	Solicitation Incorporates by Reference FAR 52.212-1. 52.212-4. FAR 52.212-3. 52.212-5

27b.	Contract/Purchase Order Incorporates by Reference FAR 52.212-4. FAR 52.212-5 is Attached (Addenda are attached).
28.

Contractor is Required to Sign this Document and Return 2 copies to Issuing Office. Contractor Agrees to Furnish and Deliver all Items Set Forth or Otherwise Identified Above and on any Additional Sheets Subject to the Terms and Conditions Specified Herein.

29.	Award of Contract: Reference:
30a.	Signature of Offeror/Contractor:
30b.	Name and Title of Signor:
30c.	Date Signed:
31a.	United States of America (Signature of Contracting Officer):
31b.	Name of Contracting Officer:
31c.	Date Signed:

PAGE 2
19.	Item No:
20.	Schedule of Supplies/Services: See Schedule
21.	Quantity:
22.	Unit:
23.	Unit Price:
24.	Amount:
32a.	Quantity in Column 21 Has Been:
32b.	Signature of Authorized Government Representative:
32c.	Date:
32d.	Printed Name and Title of Authorized Government Representative:
32e.	Mailing Address of Authorized Government Representative:
32f.	Telephone Number of Authorized Government Representative:
32g.	E-mail of Authorized Government Representative:
33.	Ship Number:
34.	Voucher Number:
35.	Amount Verified Correct For:
36.	Payment:
37.	Check Number:
38.	S/R Account Number:
39.	S/R Voucher Number
40.	Paid By:
41a.	I Certify this Account is Correct and Proper for Payment:
41b.	Signature and Title of Certifying Officer:
41c.	Date:
42a.	Received by:
42b.	Received at:
42c.	Date Rec’d:
42d.	Total Containers:

INSTRUCTIONS

CONTRACT TYPE:  A fixed price Indefinite Delivery/Indefinite Quantity (ID/IQ) is the most effective contract type for the performance period of this contract.  Performance shall be made only as authorized by delivery orders issued in accordance with the ordering clause of this contract.

Each delivery order will contain, among other information, the date of the order, the order number, the exact quantity of units to be delivered, delivery or performance, place of delivery, any special shipping instructions, pricing, and accounting and appropriation data.  The unit price of each delivery order will be determined by the ordering period and the number of units ordered in accordance with the Schedule of Supplies and/or Services of this contract.  Individual orders will be issued using the single price for the increment that corresponds to the total quantity being purchased on that order for the year in which the order is placed.  Quantities are not cumulative from order to order.  The unit price of each order is determined by the total quantity for that order only, regardless of the previous number of orders issued or the total of previous quantities ordered.  Delivery of units under a specific delivery order shall not be combined with delivery of units under another delivery order.  Delivery orders will incorporate all clauses of the contract.  The Contractor is responsible for delivery of each item to the final (e.g., unit) destination, to include local shipments from the port of entry, or other receiving facility.

PERIOD OF PERFORMANCE:  The period of performance for this contract shall be 36 months beginning on the effective date of the contract (not to exceed 36 months).

PACKAGING INSTRUCTIONS:  Packaging of the Add on Armor (AoA), Crew Protection Kits (CPK) procured under CLINs 0001 though 0011 shall be in accordance with Contractor’s best commercial practices, as set forth in each delivery order.  MILSTD 129 applies.

INSPECTION AND ACCEPTANCE:
The Add on Armor (AoA), Crew Protection Kits (CPK) shall be Inspected at Origin and Accepted at Destination.

DELIVERIES:  The contractor Shall Contact Mr. Michael Farley via E-mail at michael.j.farley@usmc.mil or (703)432-3727 BEFORE  MAKING ANY SHIPMENT OF THE ITEMS UNDER THIS CONTRACT.  Upon making contact with this individual, the contractor will be provided a document number for item tracking purposes.  Delivery location shall be FOB Albany Ga.

DELIVERY REQUIIREMENT:

The contractor is required to deliver all Add on Armor (AoA)/Crew Protection Kits (CPK) and all Packaging and Crating for long term storage not later than 30 October 2009.  All other CLINs shall be delivered in accordance with each individual delivery order.

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001		UNDEFINED		UNDEFINED	$0.00

	All Terrain Crane (ATC)
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK) FFP
	All Terrain Crane (ATC). To include all Government approved publications delivered FOB Destination-Best Commerial Practice within the specified number of calendar days at the specified locations.
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	FOB: Destination

				MAX	$0.00
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001AA		6	Each	$186,517.60	$1,119,105.60

	All Terrain Crane (ATC)
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK). The AoA/CPK include tire upgrades and Prescribed Load List (PPL).
	FOB: Destination
	SHIP VIA: Best Way (Shippers Option)

	Minimum Qty. 1 Ea. Maximum Qty. 6 Ea.

	FOB: Destination

				MAX	$1,119,105.60
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001AB		1	Each	$341,460.53	$341,460.53

	All Terrain Crane (ATC)
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	AUTHORIZED STOCKAGE LIST
	FOB: Destination
	SHIP VIA: Best Way (Shippers Option)Logistics Support

	FOB: Destination

				MAX	$341,460.53
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001AC		750,000	Dollars, U.S.	$1.00	$750,000.00 EST

	All Terrain Crane (ATC)
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	SPARE PARTS PROVISIONING LIST (SPPL)
	FOB: Destination SHIP VIA: Best Way (Shippers Option) Spare Parts List)

	FOB: Destination

				MAX	$750,000.00 (EST.)
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001AD		6	Each	$4,161.52	$24,969.12

	All Terrain Crane (ATC)
	FFP
	Packaging and Crating for long term storage.

	Minimum Qty. 1 Ea. Maximum Qty. 6 Ea.

	FOB: Destination

				MAX	$24,969.12
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002		UNDEFINED		UNDEFINED	$0.00

	Light Crane Air Mobile (AMC)
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	To include all Government approved publications delivered FOB Destination-Best Commerial Practice within the specified number of calendar days at the specified locations.
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	FOB: Destination

				MAX	$0.00
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002AA		9	Each	$70,259.87	$632,338.83

	Light Crane Air Mobile (AMC)
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK). The AoA/CPK include tire upgrades and Prescribed Load List (PPL).
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	Minimum Qty. 1 Ea. Maximum Qty. 9 Ea.

	FOB: Destination

				MAX	$632,338.83
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002AB		1	Each	$151,600.00	$151,600.00

	Light Crane Air Mobile (AMC)
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	AUTHORIZED STOCKAGE LIST
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	FOB: Destination

				MAX	$151,600.00
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002AC		200,000	Dollars, U.S.	$1.00	$200,000.00 EST

	Light Crane Air Mobile (AMC)
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	SPARE PARTS PROVISIONING LIST (SPPL)
	FOB: Destination, SHIP VIA: Best Way (Shippers Option) Spare Parts List)

	FOB: Destination

				MAX	$200,000.00 (EST.)
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002AD		9	Each	$2,774.35	$24,969.15

	Light Crane Air Mobile (AMC)
	FFP
	Packaging and Crating for long term storage.

	Minimum Qty. 1 Ea. Maximum Qty. 9 Ea.

	FOB: Destination

				MAX	$24,969.15
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003		UNDEFINED		UNDEFINED	$0.00

	TRACTOR FULL TRACK MC1150/W ANGLE BLADE
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	To include all Government approved publications delivered FOB Destination-Best Commerial Practice within the specified number of calendar days at the specified locations.
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	FOB: Destination

				MAX	$0.00
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003AA		10	Each	$96,524.71	$965,247.10

	TRACTOR FULL TRACK MC1150/W ANGLE BLADE
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK). The AoA/CPK include tire upgrades and Prescribed Load List (PPL)
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	Minimum Qty. 1 Ea. Maximum Qty. 10 Ea.

	FOB: Destination

				MAX	$965,247.10
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003AB		1	Each	$431,353.99	$431,353.99

	TRACTOR FULL TRACK MC1150/W ANGLE BLADE
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	AUTHORIZED STOCKAGE LIST
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	FOB: Destination

				MAX	$431,353.99
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003AC		750,000	Dollars, U.S.	$1.00	$750,000.00 EST

	TRACTOR FULL TRACK MC1150/W ANGLE BLADE
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	SPARE PARTS PROVISIONING LIST (SPPL)
	FOB: Destination, SHIP VIA: Best Way (Shippers Option) Spare Parts List)

	FOB: Destination

				MAX	$750,000.00 (EST.)
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003AD		10	Each	$2,774.35	$27,743.50

	TRACTOR FULL TRACK MC1150/W ANGLE BLADE
	FFP
	Packaging and Crating for long term storage.

	Minimum Qty. 1 Ea. Maximum Qty. 10 Ea.

	FOB: Destination

				MAX	$27,743.50
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004		UNDEFINED		UNDEFINED	$0.00

	TRACTOR FULL TRACK MC1155/W
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	To include all Government approved publications delivered FOB Destination-Best Commerial Practice within the specified number of calendar days at the specified locations.
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	FOB: Destination

				MAX	$0.00
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004AA		10	Each	$91,981.01	$919,810.10

	TRACTOR FULL TRACK MC1155/W
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK). The AoA/CPK include tire upgrades and Prescribed Load List (PPL).
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	Minimum Qty. 1 Ea. Maximum Qty. 10 Ea.

	FOB: Destination

				MAX	$919,810.10
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004AB		1	Each	$379,506.76	$379,506.76

	TRACTOR FULL TRACK MC1155/W
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	AUTHORIZED STOCKAGE LIST
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	FOB: Destination

				MAX	$379,506.76
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004AC		750,000	Dollars, U.S.	$1.00	$750,000.00 EST

	TRACTOR FULL TRACK MC1155/W
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	SPARE PARTS PROVISIONING LIST (SPPL)
	FOB: Destination, SHIP VIA: Best Way (Shippers Option) Spare Parts List)

	FOB: Destination

				MAX	$750,000.00 (EST.)
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004AD		4	Each	$1,858.56	$7,434.24

	TRACTOR FULL TRACK MC1155/W
	FFP
	Packaging and Crating for long term storage.

	Minimum Qty. 1 Ea. Maximum Qty. 4 Ea.

	FOB: Destination

				MAX	$7,434.24
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005		UNDEFINED		UNDEFINED	$0.00

	TRUCK FORKLIFT VARIABLE REACH, EBFL
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	To include all Government approved publications delivered FOB Destination-Best Commerial Practice within the specified number of calendar days at the specified locations.
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	FOB: Destination

				MAX	$0.00
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005AA		49	Each	$68,827.44	$3,372,544.56

	TRUCK FORKLIFT VARIABLE REACH, EBFL
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK). The AoA/CPK include tire upgrades and Prescribed Load List (PPL).
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	Minimum Qty. 1 Ea. Maximum Qty. 49 Ea.

	FOB: Destination

				MAX	$3,372,544.56
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005AB		1	Each	$263,620.63	$263,620.63

	TRUCK FORKLIFT VARIABLE REACH, EBFL
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	AUTHORIZED STOCKAGE LIST
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	FOB: Destination

				MAX	$263,620.63
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005AC		1,000,000	Dollars, U.S.	$1.00	$1,000,000.00 EST

	TRUCK FORKLIFT VARIABLE REACH, EBFL
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	SPARE PARTS PROVISIONING LIST (SPPL): TBD
	FOB: Destination, SHIP VIA: Best Way (Shippers Option) Spare Parts List)

	FOB: Destination

				MAX	$1,000,000.00 (EST.)
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005AD		24	Each	$1,805.63	$43,335.12

	TRUCK FORKLIFT VARIABLE REACH, EBFL
	FFP
	Packaging and Crating for long term storage.

	Minimum Qty. 1 Ea. Maximum Qty. 24 Ea.

	FOB: Destination

				MAX	$43,335.12
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006		UNDEFINED		UNDEFINED	$0.00

	FORKLIFT LIGHT ROUGH TERRAIN LRTF
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	To include all Government approved publications delivered FOB Destination-Best Commerial Practice within the specified number of calendar days at the specified locations.
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	FOB: Destination

				MAX	$0.00
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006AA		46	Each	$68,747.22	$3,162,372.12

	FORKLIFT LIGHT ROUGH TERRAIN LRTF
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK). The AoA/CPK include tire upgrades and Prescribed Load List (PPL).
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	Minimum Qty. 1 Ea. Maximum Qty. 46 Ea.

	FOB: Destination

				MAX	$3,162,372.12
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006AB		1	Each	$319,553.57	$319,553.57

	FORKLIFT LIGHT ROUGH TERRAIN LRTF
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	AUTHORIZED STOCKAGE LIST
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	FOB: Destination

				MAX	$319,553.57
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006AC		900,000	Dollars, U.S.	$1.00	$900,000.00 EST

	FORKLIFT LIGHT ROUGH TERRAIN LRTF
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	SPARE PARTS PROVISIONING LIST (SPPL)
	FOB: Destination, SHIP VIA: Best Way (Shippers Option) Spare Parts List)

	FOB: Destination

				MAX	$900,000.00 (EST.)
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006AD		23	Each	$1,859.42	$42,766.66

	FORKLIFT LIGHT ROUGH TERRAIN LRTF
	FFP
	Packaging and Crating for long term storage.

	Minimum Qty. 1 Ea. Maximum Qty. 23 Ea.

	FOB: Destination

				MAX	$42,766.66
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007		UNDEFINED		UNDEFINED	$0.00

	LOADER BACKHOE (BHL)
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	To include all Government approved publications delivered FOB Destination-Best Commerial Practice within the specified number of calendar days at the specified locations.
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	FOB: Destination

				MAX	$0.00
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007AA		19	Each	$92,241.76	$1,752,593.44

	LOADER BACKHOE (BHL)
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK). The AoA/CPK include tire upgrades and Prescribed Load List (PPL).
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	Minimum Qty. 1 Ea. Maximum Qty. 19 Ea.

	FOB: Destination

				MAX	$1,752,593.44
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007AB		1	Each	$225,468.80	$225,468.80

	LOADER BACKHOE (BHL)
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	AUTHORIZED STOCKAGE LIST
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	FOB: Destination

				MAX	$225,468.80
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007AC		1,000,000	Dollars, U.S.	$1.00	$1,000,000.00 EST

	LOADER BACKHOE (BHL)
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	SPARE PARTS PROVISIONING LIST (SPPL): TBD
	FOB: Destination, SHIP VIA: Best Way (Shippers Option) Spare Parts List)

	FOB: Destination

				MAX	$1,000,000.00 (EST.)
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007AD		7	Each	$3,176.79	$22,237.53

	LOADER BACKHOE (BHL)
	FFP
	Packaging and Crating for long term storage.

	Minimum Qty. 1 Ea. Maximum Qty. 7 Ea.

	FOB: Destination

				MAX	$22,237.53
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008		UNDEFINED		UNDEFINED	$0.00

	MOTORIZED ROAD GRADER (130G)
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	To include all Government approved publications delivered FOB Destination-Best Commerial Practice within the specified number of calendar days at the specified locations.
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	FOB: Destination

				MAX	$0.00
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008AA		16	Each	$60,400.63	$966,410.08

	MOTORIZED ROAD GRADER (130G)
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK). The AoA/CPK include tire upgrades and Prescribed Load List (PPL).
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	Minimum Qty. 1 Ea. Maximum Qty. 16 Ea.

	FOB: Destination

				MAX	$966,410.08
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008AB		1	Each	$86,511.48	$86,511.48

	MOTORIZED ROAD GRADER (130G)
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	AUTHORIZED STOCKAGE LIST
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	FOB: Destination

				MAX	$86,511.48
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008AC		900,000	Dollars, U.S.	$1.00	$900,000.00 EST

	MOTORIZED ROAD GRADER (130G)
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	SPARE PARTS PROVISIONING LIST (SPPL)
	FOB: Destination, SHIP VIA: Best Way (Shippers Option) Spare Parts List)

	FOB: Destination

				MAX	$900,000.00 (EST.)
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0009		UNDEFINED		UNDEFINED	$0.00

	ROLLER, COMPACTOR, VIBRATOR
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	To include all Government approved publications delivered FOB Destination-Best Commerial Practice within the specified number of calendar days at the specified locations.
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	FOB: Destination

				MAX	$0.00
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0009AA		12	Each	$59,709.06	$716,508.72

	ROLLER, COMPACTOR, VIBRATOR
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK). The AoA/CPK include tire upgrades and Prescribed Load List (PPL).
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	Minimum Qty. 1 Ea. Maximum Qty.12 Ea.

	FOB: Destination

				MAX	$716,508.72
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0009AB		1	Each	$73,416.39	$73,416.39

	ROLLER, COMPACTOR, VIBRATOR
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	AUTHORIZED STOCKAGE LIST
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	FOB: Destination

				MAX	$73,416.39
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0009AC		500,000	Dollars, U.S.	$1.00	$500,000.00 EST

	ROLLER, COMPACTOR, VIBRATOR
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	SPARE PARTS PROVISIONING LIST (SPPL)
	FOB: Destination, SHIP VIA: Best Way (Shippers Option) Spare Parts List)

	FOB: Destination

				MAX	$500,000.00 (EST.)
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0010		UNDEFINED		UNDEFINED	$0.00

	WHEELED TRACTOR, SCRAPER
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	To include all Government approved publications delivered FOB Destination-Best Commerial Practice within the specified number of calendar days at the specified locations.
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	FOB: Destination

				MAX	$0.00
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0010AA		9	Each	$36,095.95	$324,863.55

	WHEELED TRACTOR, SCRAPER
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK). The AoA/CPK include tire upgrades and Prescribed Load List (PPL).

	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	Minimum Qty. 1 Ea. Maximum Qty. 9 Ea.

	FOB: Destination

				MAX	$324,863.55
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0010AB		1	Each	$61,249.00	$61,249.00

	WHEELED TRACTOR, SCRAPER
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	AUTHORIZED STOCKAGE LIST
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	FOB: Destination

				MAX	$61,249.00
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0010AC		500,000	Dollars, U.S.	$1.00	$500,000.00 EST

	WHEELED TRACTOR, SCRAPER
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	SPARE PARTS PROVISIONING LIST (SPPL)
	FOB: Destination, SHIP VIA: Best Way (Shippers Option) Spare Parts List)

	FOB: Destination

				MAX	$500,000.00 (EST.)
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0010AD		9	Each	$2,774.35	$24,969.15

	WHEELED TRACTOR, SCRAPER
	FFP
	Packaging and Crating for long term storage.

	Minimum Qty. 1 Ea. Maximum Qty. 9 Ea.

	FOB: Destination

				MAX	$24,969.15
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0011		UNDEFINED		UNDEFINED	$0.00

	MULTI TERRAIN LOADER (MTL)
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	To include all Government approved publications delivered FOB Destination-Best Commerial Practice within the specified number of calendar days at the specified locations.
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	FOB: Destination

				MAX	$0.00
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0011AA		20	Each	$70,101.00	$1,402,020.00

	MULTI TERRAIN LOADER (MTL)
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK). The AoA/CPK include tire upgrades and Prescribed Load List (PPL).

	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	Minimum Qty. 1 Ea. Maximum Qty. 20 Ea.

	FOB: Destination

				MAX	$1,402,020.00
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0011AB		1	Each	$91,073.50	$91,073.50

	MULTI TERRAIN LOADER (MTL)
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	AUTHORIZED STOCKAGE LIST
	FOB: Destination, SHIP VIA: Best Way (Shippers Option)

	FOB: Destination

				MAX	$91,073.50
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0011AC		450,000	Dollars, U.S.	$1.00	$450,000.00 EST

	MULTI TERRAIN LOADER (MTL)
	FFP
	Add on Armor (AoA), Crew Protection Kit (CPK), FFP
	SPARE PARTS PROVISIONING LIST (SPPL)
	FOB: Destination, SHIP VIA: Best Way (Shippers Option) Spare Parts List)

	FOB: Destination

				MAX	$450,000.00 (EST.)
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0012		60	Months	$26,378.85	$1,582,731.00

	TECHNICAL SERVICE REPRESENTATIVE, CONUS
	FFP
	TECHNICAL SERVICE REPRESENTATIVE, CONUS

	FOB: Destination

				MAX	$1,582,731.00
				NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0013		60	Months	$45,659.98	$2,739,598.80

OPTION	FIELD SERVICE REPRESENTATIVE, OCONUS
	FFP
	FIELD SERVICE REPRESENTATIVE, OCONUS
	FOB: Destination

				MAX	$2,739,598.80
				NET AMT

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Destination	Government
0001AA	Origin	Government	Destination	Government
0001AB	Origin	Government	Destination	Government
0001AC	Origin	Government	Destination	Government
0001AD	Origin	Government	Destination	Government
0002	Origin	Government	Destination	Government

0002AA	Origin	Government	Destination	Government
0002AB	Origin	Government	Destination	Government
0002AC	Origin	Government	Destination	Government
0002AD	Origin	Government	Destination	Government
0003	Origin	Government	Destination	Government
0003AA	Origin	Government	Destination	Government
0003AB	Origin	Government	Destination	Government
0003AC	Origin	Government	Destination	Government
0003AD	Origin	Government	Destination	Government
0004	Origin	Government	Destination	Government
0004AA	Origin	Government	Destination	Government
0004AB	Origin	Government	Destination	Government
0004AC	Origin	Government	Destination	Government
0004AD	Origin	Government	Destination	Government
0005	Origin	Government	Destination	Government
0005AA	Origin	Government	Destination	Government
0005AB	Origin	Government	Destination	Government
0005AC	Origin	Government	Destination	Government
0005AD	Origin	Government	Destination	Government
0006	Origin	Government	Destination	Government
0006AA	Origin	Government	Destination	Government
0006AB	Origin	Government	Destination	Government
0006AC	Origin	Government	Destination	Government
0006AD	Origin	Government	Destination	Government
0007	Origin	Government	Destination	Government
0007AA	Origin	Government	Destination	Government
0007AB	Origin	Government	Destination	Government
0007AC	Origin	Government	Destination	Government
0007AD	Origin	Government	Destination	Government
0008	Origin	Government	Destination	Government
0008AA	Origin	Government	Destination	Government
0008AB	Origin	Government	Destination	Government
0008AC	Origin	Government	Destination	Government
0009	Origin	Government	Destination	Government
0009AA	Origin	Government	Destination	Government
0009AB	Origin	Government	Destination	Government
0009AC	Origin	Government	Destination	Government
0010	Origin	Government	Destination	Government
0010AA	Origin	Government	Destination	Government
0010AB	Origin	Government	Destination	Government
0010AC	Origin	Government	Destination	Government
0010AD	Origin	Government	Destination	Government
0011	Origin	Government	Destination	Government
0011AA	Origin	Government	Destination	Government
0011AB	Origin	Government	Destination	Government
0011AC	Origin	Government	Destination	Government
0012	Destination	Government	Destination	Government
0013	Destination	Government	Destination	Government

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	N/A	N/A	N/A	N/A

0001AA	N/A	N/A	N/A	N/A

0001AB	N/A	N/A	N/A	N/A

0001AC	N/A	N/A	N/A	N/A

0001AD	N/A	N/A	N/A	N/A

0002	N/A	N/A	N/A	N/A

0002AA	N/A	N/A	N/A	N/A

0002AB	N/A	N/A	N/A	N/A

0002AC	N/A	N/A	N/A	N/A

0002AD	N/A	N/A	N/A	N/A

0003	N/A	N/A	N/A	N/A

0003AA	N/A	N/A	N/A	N/A

0003AB	N/A	N/A	N/A	N/A

0003AC	N/A	N/A	N/A	N/A

0003AD	N/A	N/A	N/A	N/A

0004	N/A	N/A	N/A	N/A

0004AA	N/A	N/A	N/A	N/A

0004AB	N/A	N/A	N/A	N/A

0004AC	N/A	N/A	N/A	N/A

0004AD	N/A	N/A	N/A	N/A

0005	N/A	N/A	N/A	N/A

0005AA	N/A	N/A	N/A	N/A

0005AB	N/A	N/A	N/A	N/A

0005AC	N/A	N/A	N/A	N/A

0005AD	N/A	N/A	N/A	N/A

0006	N/A	N/A	N/A	N/A

0006AA	N/A	N/A	N/A	N/A

0006AB	N/A	N/A	N/A	N/A

0006AC	N/A	N/A	N/A	N/A

0006AD	N/A	N/A	N/A	N/A

0007	N/A	N/A	N/A	N/A

0007AA	N/A	N/A	N/A	N/A

0007AB	N/A	N/A	N/A	N/A

0007AC	N/A	N/A	N/A	N/A

0007AD	N/A	N/A	N/A	N/A

0008	N/A	N/A	N/A	N/A

0008AA	N/A	N/A	N/A	N/A

0008AB	N/A	N/A	N/A	N/A

0008AC	N/A	N/A	N/A	N/A

0009	N/A	N/A	N/A	N/A

0009AA	N/A	N/A	N/A	N/A

0009AB	N/A	N/A	N/A	N/A

0009AC	N/A	N/A	N/A	N/A

0010	N/A	N/A	N/A	N/A

0010AA	N/A	N/A	N/A	N/A

0010AB	N/A	N/A	N/A	N/A

0010AC	N/A	N/A	N/A	N/A

0010AD	N/A	N/A	N/A	N/A

0011	N/A	N/A	N/A	N/A

0011AA	N/A	N/A	N/A	N/A

0011AB	N/A	N/A	N/A	N/A

0011AC	N/A	N/A	N/A	N/A

0012	N/A	N/A	N/A	N/A

0013	N/A	N/A	N/A	N/A

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.212-4	Contract Terms and Conditions–Commercial Items	OCT 2008
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.242-15	Stop-Work Order	AUG 1989
52.245-2	Government Property Installation Operation Services	JUN 2007
52.246-2	Inspection Of Supplies–Fixed Price	AUG 1996
52.247-34	F.O.B. Destination	NOV 1991
52.252-2	Clauses Incorporated By Reference	FEB 1998
252.219-7011	Notification to Delay Performance	JUN 1998
252.225-7013	Duty-Free Entry	OCT 2006
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.232-7003	Electronic Submission of Payment Requests and Receiving Reports	MAR 2008
252.246-7000	Material Inspection And Receiving Report	MAR 2008

CLAUSES INCORPORATED BY FULL TEXT

52.212-5     CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS–COMMERCIAL ITEMS (DEC 2008)

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).

(2) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Pub. L. 108-77, 108-78).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: (Contracting Officer check as appropriate.)

☒ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (SEP 2006), with Alternate I (OCT 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).

☐ (2) 52.203-13, Contractor Code of Business Ethics and Conduct (DEC 2008)(Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note)).

☐ (3) 52.219-3, Notice of HUBZone Small Business Set-Aside (Jan 1999) (15 U.S.C. 657a).

☐ (4) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (JUL 2005) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

☐ (5) [Removed].

☐ (6)(i) 52.219-6, Notice of Total Small Business Set-Aside (JUNE 2003) (15 U.S.C. 644).

☐ (ii) Alternate I (OCT 1995) of 52.219-6.

☐ (iii) Alternate II (MAR 2004) of 52.219-6.

☐ (7)(i) 52.219-7, Notice of Partial Small Business Set-Aside (JUNE 2003) (15 U.S.C. 644).

☐ (ii) Alternate I (OCT 1995) of 52.219-7.

☐ (iii) Alternate II (MAR 2004) of 52.219-7.

☐ (8) 52.219-8, Utilization of Small Business Concerns (MAY 2004) (15 U.S.C. 637 (d)(2) and (3)).

☐ (9)(i) 52.219-9, Small Business Subcontracting Plan (APR 2008) (15 U.S.C. 637(d)(4)).

☐ (ii) Alternate I (OCT 2001) of 52.219-9

☐ (iii) Alternate II (OCT 2001) of 52.219-9.

☐ (10) 52.219-14, Limitations on Subcontracting (DEC 1996) (15 U.S.C. 637(a)(14)).

☐ (11) 52.219-16, Liquidated Damages–Subcontracting Plan (JAN 1999) (15 U.S.C. 637(d)(4)(F)(i)).

☐ (12)(i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (OCT 2008) (10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

☐ (ii) Alternate I (JUNE 2003) of 52.219-23.

☐ (13) 52.219-25, Small Disadvantaged Business Participation Program–Disadvantaged Status and Reporting (APR 2008) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☐ (14) 52.219-26, Small Disadvantaged Business Participation Program–Incentive Subcontracting (OCT 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☐ (15) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (MAY 2004) (U.S.C. 657 f).

☐ (16) 52.219-28, Post Award Small Business Program Rerepresentation (JUNE 2007) (15 U.S.C. 632(a)(2)).

☐ (17) 52.222-3, Convict Labor (JUNE 2003) (E.O. 11755).

☒ (18) 52.222-19, Child Labor–Cooperation with Authorities and Remedies (FEB 2008) (E.O. 13126).

☒ (19) 52.222-21, Prohibition of Segregated Facilities (FEB 1999).

☒ (20) 52.222-26, Equal Opportunity (MAR 2007) (E.O. 11246).

☒ (21) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of theVietnam Era, and Other Eligible Veterans (SEP 2006) (38 U.S.C. 4212).

☒ (22) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).

☒ (23) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006) (38 U.S.C. 4212).

☐ (24) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (DEC 2004) (E.O. 13201).

☐ (25)(i) 52.222-50, Combating Trafficking in Persons (AUG 2007) (Applies to all contracts).

☐ (ii) Alternate I (AUG 2007) of 52.222-50.

☐ (26)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Items (MAY 2008) (42 U.S.C. 6962(c)(3)(A)(ii)).

☐ (ii) Alternate I (MAY 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(c)).

☐ (27) 52.223-15, Energy Efficiency in Energy-Consuming Products (DEC 2007) (42 U.S.C. 8259b).

☐ (28)(i) 52.223-16, IEEE 1680 Standard for the Environmental Assessment of Personal Computer Products (DEC 2007) (E.O. 13423).

☐ (ii) Alternate I (DEC 2007) of 52.223-16.

☐ (29) 52.225-1, Buy American Act–Supplies (JUNE 2003) (41 U.S.C. 10a-10d).

☐ (30)(i) 52.225-3, Buy American Act–Free Trade Agreements–Israeli Trade Act (AUG 2007) (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, Pub. L 108-77, 108-78, 108-286, 109-53 and 109-169).

☐ (ii) Alternate I (JAN 2004) of 52.225-3.

☐ (iii) Alternate II (JAN 2004) of 52.225-3.

☐ (31) 52.225-5, Trade Agreements (Nov 2007) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

☐ (32) 52.225-13, Restrictions on Certain Foreign Purchases (JUN 2008) (E.O.’s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

☐ (33) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).

☐ (34) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007) (42 U.S.C. 5150).

☒ (35) 52.232-29, Terms for Financing of Purchases of Commercial Items (FEB 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☐ (36) 52.232-30, Installment Payments for Commercial Items (OCT 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☒ (37) 52.232-33, Payment by Electronic Funds Transfer–Central Contractor Registration (OCT 2003) (31 U.S.C. 3332).

☐ (38) 52.232-34, Payment by Electronic Funds Transfer–Other than Central Contractor Registration (MAY 1999) (31 U.S.C. 3332).

☐ (39) 52.232-36, Payment by Third Party (MAY 1999) (31 U.S.C. 3332).

☐ (40) 52.239-1, Privacy or Security Safeguards (AUG 1996) (5 U.S.C. 552a).

☒ (41)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (FEB 2006) (46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631).

☐ (ii) Alternate I (APR 2003) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: (Contracting Officer check as appropriate.)

☐ (1) 52.222-41, Service Contract Act of 1965 (Nov 2007) (41 U.S.C. 351, et seq.).

☐ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (MAY 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐ (3) 52.222-43, Fair Labor Standards Act and Service Contract Act–Price Adjustment (Multiple Year and Option Contracts) (NOV 2006) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act–Price Adjustment (February 2002) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐ (5) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment–Requirements (Nov 2007) (41 U.S.C. 351, et seq.).

☐ (6) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services–Requirements (Nov 2007) (41 U.S.C. 351, et seq.).

☐ (7) 52.237-11, Accepting and Dispensing of $1 Coin (SEP 2008)(31 U.S.C. 5112(p)(1)).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records–Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e) (1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (e)(1)(i) through (xi) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause–

(i) 52.203-13, Contractor Code of Business Ethics and Conduct (DEC 2008) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note).

(ii) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $550,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(iii) 52.222-26, Equal Opportunity (MAR 2007) (E.O. 11246).

(iv) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006) (38 U.S.C. 4212).

(v) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).

(vi) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (DEC 2004) (E.O. 13201).

(vii) 52.222-41, Service Contract Act of 1965 (Nov 2007) (41 U.S.C. 351, et seq.).

(viii) 52.222-50, Combating Trafficking in Persons (AUG 2007) (22 U.S.C. 7104(g)). Flow down required in accordance with paragraph (f) of FAR clause 52.222-50.

(ix) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment–Requirements (Nov 2007) (41 U.S.C. 351, et seq.).

(x) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services–Requirements (Nov 2007) (41 U.S.C. 351, et seq.).

(xi) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (FEB 2006) (46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the contractor May include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(End of clause)

52.216-18      ORDERING. (OCT 1995)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from effective date through the end of contract period.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

(End of clause)

52.216-19      ORDER LIMITATIONS.  (OCT 1995)

(a) Minimum order.  When the Government requires supplies or services covered by this contract in an amount of less than 1 Ea., the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order.  The Contractor is not obligated to honor:

(1) Any order for a single item in excess of 206 Ea.

(2) Any order for a combination of items in excess of 206 Ea. or

(3) A series of orders from the same ordering office within 60 days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 15 days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons.  Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of clause)

52.216-22     INDEFINITE QUANTITY.  (OCT 1995)

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule.  The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause.  The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum”.  The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum”.

(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued.  The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order.  The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 12 months after contract expiration date.

(End of clause)

52.217-7     OPTION FOR INCREASED QUANTITY—SEPARATELY PRICED LINE ITEM (MAR 1989)

The Government may require the delivery of the numbered line item, identified in the Schedule as an option item, in the quantity and at the price stated in the Schedule.  The Contracting Officer may exercise the option by written notice to the Contractor within       .  Delivery of added items shall continue at the same rate that like items are called for under the contract, unless the parties otherwise agree.

(End of clause)

252.211-7003    ITEM IDENTIFICATION AND VALUATION (AUG 2008)

(a) Definitions. As used in this clause

Automatic identification device means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.

Concatenated unique item identifier means—

(1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or

(2) For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot, or batch number.

Data qualifier means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.

DoD recognized unique identification equivalent means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd.mil/dpap/pdi/uid/iuid_equivalents.html.

Enterprise means the entity (e.g., a manufacturer or vendor) responsible for assigning unique item identifiers to items.

Enterprise identifier means a code that is uniquely assigned to an enterprise by an issuing agency.

Government’s unit acquisition cost means—

(1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;

(2) For cost-type or undefinitized line, subline, or exhibit line items, the Contractor’s estimated fully burdened unit cost to the Government at the time of delivery; and

(3) For items produced under a time-and-materials contract, the Contractor’s estimated fully burdened unit cost to the Government at the time of delivery.

Issuing agency means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreet’s Data Universal Numbering System (DUNS) Number, GS1 Company Prefix, or Defense Logistics Information System (DLIS) Commercial and Government Entity (CAGE) Code).

Issuing agency code means a code that designates the registration (or controlling) authority for the enterprise identifier.

Item means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.

Lot or batch number means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.

Machine-readable means an automatic identification technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.

Original part number means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface.

Parent item means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.

Serial number within the enterprise identifier means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

Serial number within the part, lot, or batch number means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.

Serialization within the enterprise identifier means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

Serialization within the part, lot, or batch number means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.

Unique item identifier means a set of data elements marked on items that is globally unique and unambiguous. The term includes a concatenated unique item identifier or a DoD recognized unique identification equivalent.

Unique item identifier type means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/dpap/pdi/uid/uii_types.html.

(b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

(c) Unique item identifier.

(1) The Contractor shall provide a unique item identifier for the following:

(i) All delivered items for which the Government’s unit acquisition cost is $5,000 or more.

(ii) The following items for which the Government’s unit acquisition cost is less than $5,000:

Contract line, subline, or exhibit line

item No.	Item description

(iii) Subassemblies, components, and parts embedded within delivered items as specified in Attachment Number ----.

(2) The unique item identifier and the component data elements of the DoD unique item identification shall not change over the life of the item.

(3) Data syntax and semantics of unique item identifiers. The Contractor shall ensure that—

(i) The encoded data elements (except issuing agency code) of the unique item identifier are marked on the item using one of the following three types of data qualifiers, as determined by the Contractor:

(A) Application Identifiers (AIs) (Format Indicator 05 of ISO/IEC International Standard 15434), in accordance with ISO/IEC International Standard 15418, Information Technology—EAN/UCC Application Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application Identifier Standard.

(B) Data Identifiers (DIs) (Format Indicator 06 of ISO/IEC International Standard 15434), in accordance with ISO/IEC International Standard 15418, Information Technology—EAN/UCC Application Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application Identifier Standard.

(C) Text Element Identifiers (TEIs) (Format Indicator 12 of ISO/IEC International Standard 15434), in accordance with the Air Transport Association Common Support Data Dictionary; and

(ii) The encoded data elements of the unique item identifier conform to the transfer structure, syntax, and coding of messages and data formats specified for Format Indicators 05, 06, and 12 in ISO/IEC International Standard 15434, Information Technology—Transfer Syntax for High Capacity Automatic Data Capture Media.

(4) Unique item identifier.

(i) The Contractor shall—

(A) Determine whether to—

(1) Serialize within the enterprise identifier;

(2) Serialize within the part, lot, or batch number; or

(3) Use a DoD recognized unique identification equivalent; and

(B) Place the data elements of the unique item identifier (enterprise identifier; serial number; DoD recognized unique identification equivalent; and for serialization within the part, lot, or batch number only: original part, lot, or batch number) on items requiring marking by paragraph (c)(1) of this clause, based on the criteria provided in the version of MIL-STD-130, Identification Marking of U.S. Military Property, cited in the contract Schedule.

(ii) The issuing agency code—

(A) Shall not be placed on the item; and

(B) Shall be derived from the data qualifier for the enterprise identifier.

(d) For each item that requires unique item identification under paragraph (c)(1)(i) or (ii) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, either as part of, or associated with, the Material Inspection and Receiving Report, the following information:

(1) Unique item identifier.

(2) Unique item identifier type.

(3) Issuing agency code (if concatenated unique item identifier is used).

(4) Enterprise identifier (if concatenated unique item identifier is used).

(5) Original part number (if there is serialization within the original part number).

(6) Lot or batch number (if there is serialization within the lot or batch number).

(7) Current part number (optional and only if not the same as the original part number).

(8) Current part number effective date (optional and only if current part number is used).

(9) Serial number (if concatenated unique item identifier is used).

(10) Government’s unit acquisition cost.

(11) Unit of measure.

(e) For embedded subassemblies, components, and parts that require DoD unique item identification under paragraph (c)(1)(iii) of this clause, the Contractor shall report as part of, or associated with, the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:

(1) Unique item identifier of the parent item under paragraph (c)(1) of this clause that contains the embedded subassembly, component, or part.

(2) Unique item identifier of the embedded subassembly, component, or part.

(3) Unique item identifier type.**

(4) Issuing agency code (if concatenated unique item identifier is used).**

(5) Enterprise identifier (if concatenated unique item identifier is used).**

(6) Original part number (if there is serialization within the original part number).**

(7) Lot or batch number (if there is serialization within the lot or batch number).**

(8) Current part number (optional and only if not the same as the original part number).**

(9) Current part number effective date (optional and only if current part number is used).**

(10) Serial number (if concatenated unique item identifier is used).**

(11) Description.

** Once per item.

(f) The Contractor shall submit the information required by paragraphs (d) and (e) of this clause in accordance with the data submission procedures at http://www.acq.osd.mil/dpap/pdi/uid/data_submission_information.html.

(g) Subcontracts. If the Contractor acquires by subcontract, any item(s) for which unique item identification is required in accordance with paragraph (c)(1) of this clause, the Contractor shall include this clause, including this paragraph (g), in the applicable subcontract(s).

(End of clause)

252.212-7001  CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (JAN 2009)

(a) The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.

        52.203-3, Gratuities (APR 1984) (10 U.S.C. 2207).

(b) The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

(1)   ☐   252.203-7000, Requirements Relating to Compensation of Former DoD Officials (JAN 2009) (Section 847 of Pub. L. 110-181).

(2)   ☐   252.205-7000, Provision of Information to Cooperative Agreement Holders (DEC 1991) (10 U.S.C. 2416).

(3)   ☐   252.219-7003, Small Business Subcontracting Plan (DoD Contracts) (APR 2007) (15 U.S.C. 637).

(4)   ☐   252.219-7004, Small Business Subcontracting Plan (Test Program) (AUG 2008) (15 U.S.C. 637 note).

(5)   ☒   252.225-7001, Buy American Act and Balance of Payments Program (JAN 2009) (41 U.S.C. 10a-10d, E.O. 10582).

(6)   ☐   252.225-7012, Preference for Certain Domestic Commodities (DEC 2008) (10 U.S.C. 2533a).

(7)   ☒   252.225-7014, Preference for Domestic Specialty Metals (JUN 2005) (10 U.S.C. 2533a).

(8)   ☐   252.225-7015, Restriction on Acquisition of Hand or Measuring Tools (JUN 2005) (10 U.S.C. 2533a).

(9)   ☐   252.225-7016, Restriction on Acquisition of Ball and Roller Bearings (MAR 2006) (Section 8065 of Public Law 107-117 and the same restriction in subsequent DoD appropriations acts).

(10)   ☒   252.225-7021, Trade Agreements (NOV 2008) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).

(11)   ☐   252.225-7027, Restriction on Contingent Fees for Foreign Military Sales (APR 2003) (22 U.S.C. 2779).

(12)   ☐   252.225-7028, Exclusionary Policies and Practices of Foreign Governments (APR 2003) (22 U.S.C. 2755).

(13)(i)   ☐   252.225-7036, Buy American Act—Free Trade Agreements—Balance of Payments Program (JAN 2009) (41 U.S.C. 10a-10d and 19 U.S.C. 3301 note).

(ii)   ☐   Alternate I (OCT 2006) of 252.225-7036.

(14)   ☐   252.225-7038, Restriction on Acquisition of Air Circuit Breakers (JUN 2005) (10 U.S.C. 2534(a)(3)).

(15)   ☐   252.226-7001, Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (SEP 2004) (Section 8021 of Pub. L. 107-248 and similar sections in subsequent DoD appropriations acts).

(16)   ☒   252.227-7015, Technical Data—Commercial Items (NOV 1995) (10 U.S.C. 2320).

(17)   ☐   252.227-7037, Validation of Restrictive Markings on Technical Data (SEP 1999) (10 U.S.C. 2321).

(18)   ☒   252.232-7003, Electronic Submission of Payment Requests and Receiving Reports(MAR 2008) (10 U.S.C. 2227).

(19)   ☐   252.237-7019, Training for Contractor Personnel Interacting with Detainees (SEP 2006) (Section 1092 of Public Law 108-375).

(20)   ☒   252.243-7002, Requests for Equitable Adjustment (MAR 1998) (10 U.S.C. 2410).0

(21)(i)   ☐   252.247-7023, Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

(ii)   ☐   Alternate I (MAR 2000) of 252.247-7023.

(iii)   ☐   Alternate II (MAR 2000) of 252.247-7023.

(iv)   ☐   Alternate III (MAY 2002) of 252.247-7023.

(22)   ☒   252.247-7024, Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items clause of this contract (FAR 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

(1) 252.225-7014, Preference for Domestic Specialty Metals, Alternate I (APR 2003) (10 U.S.C. 2533a).

(2) 252.237-7019, Training for Contractor Personnel Interacting with Detainees (SEP 2006) (Section 1092 of Public Law 108-375).

(3) 252.247-7023, Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

(4) 252.247-7024, Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(End of clause)

MARCORSYSCOM WAWF INSTRUCTIONS TO CONTRACTORS

ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS (MAR 2008)

In compliance with DFARS 252.232-7003, “Electronic Submission of Payment Request and Receiving Reports (March 2008)”, the United States Marine Corps (USMC) utilizes WAWF-RA to electronically process vendor request for payment.  The contractor is required to utilize this system when processing invoices and receiving reports under this contract.

The contractor shall (i) ensure an Electronic Business Point of Contract (POC) is designated in Central Contractor Registration at http://www.ccr.gov and (ii) register to use WAWF-RA at the https://wawf.eb.mil/ within ten (10) days after award of the contract or modification incorporating WAWF-RA into the contract.  Step by step procedures to register are available at the https://wawf.eb.mil/.

The USMC WAWF-RA point of contact for this contract is (1)                                  and can be reached on (2)###-###-#### or via email at (3)                                  . The alternate USMC WAWF-RA point of contact is (4)                                   and can be reached on (5) ###-###-#### or via email at (6)                                  .

The contactor is directed to use the (7)                format when processing invoices and receiving reports.  For all requirements, the contractor shall use the Marine Corps Systems Command DODAAC (M67854) as the DODAAC for all shipping addresses, even if the ship-to address is other than the Marine Corps Systems Command.

DFAS-Columbus

P.O. Box 369022

Attn:Kansas-M67443

Columbus, Ohio 43236-9022

E-Mail: CCO-KC-VPIS@DFAS.MIL (Vendor Pay)

PHONE: 1-800-756-4571 #2 then #4 (MOCAS = #1 then #4)

WAWF:  https://wawf.eb.mil/ <https://wawf.eb.mil/>

My Invoice: https://myinvoice.csd.disa.mil <https://myinvoice.csd.disa.mil>

Data entry information in WAWF:

Payment Office DoDAAC: (8a)

Issue By DoDAAC: (8b)

Admin Office DoDAAC: (8c)

Ship To/Service Acceptor DoDAAC: (8d)                              /EXT

Contract Number: (8e)

Before closing out of an invoice session in WAWF-RA, but after submitting your document or documents, the contractor will be prompted to send additional email notifications.  The contractor shall click on “ Send Additional Email Notifications” block on the page that appears. Add the primary point of contact’s email address(provided above) in the first email address block and add the alternate point of contact’s email address in the following block.  This additional notification to the government is important to ensure the appropriate point of contact is aware that the invoice documents have been submitted into the WAWF-RA system.

NOTE: The POCs identified above are for WAWF issues only.  Any other contracting questions/problems should be addressed to the POC identified in Section A of the contract.

ATTACHMENTS

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Attachment 1	Statement of Work and Appendix 1	13	23-MAR-2009
Attachment 2	Appendix 2	5	23-MAR-2009

STATEMENT OF WORK

MATERIAL HANDLING EQUIPMENT AND CONSTRUCTION EQUIPMENT

CREW PROTECTION KIT (CPK)

1.0                   PURPOSE AND SCOPE

This statement of work describes the outcomes the contractor is required to achieve in order to provide the United States Marine Corps with qualified Crew Protection Kits (CPKs) for its Material Handling Equipment and Construction Equipment (MHE/CE). The armor provided shall be the same CPKs as previously developed by ADSI under contract number M67854-07-D5023.  The contractor shall provide for integration of the CPKs into the systems identified in Table 1 - MHE/CE Equipment. The purpose of a CPK is to maximize crew survivability and protection in the event of direct small arms fire and/or Indirect Fire.

a)              Transparent Armor (TA). The level of protection for the transparent armor shall be the same as the opaque armor.

b)             Operator’s visibility shall not be impeded to the point of not being able to safely operate the vehicle.

c)              Installation of a CPK shall not impede the operator’s ability to Ingress or Egress the equipment. Additionally, the kit shall contain an emergency egress hatch or window.  Operation of the egress shall be capable of being accomplished internally by the driver or externally by rescue personnel without tools.  Latches or locking mechanisms shall be common equipment.

d)             The CPKs shall include environmental controls to maintain a viable operating environment inside the armored crew compartment/cab.

e)              The CPKs shall include all necessary modifications to safely operate with CPK installed including higher capacity tires and improved tie downs.

f)                The CPKs shall include lifting guards to prevent slings from damaging the installed armor and the vehicle.

As directed by individual delivery orders, produce, and install CPK for the systems identified in Table 1.

Table 1 — MHE/CE Equipment

NOMENCLATURE	TAMCN	OEM	MODEL	NSN
All Terrain Crane (ATC)	B0038	DEMAG	MAC-50	3810-01-538-4030
Multi Terrain Loader (MTL)	B0040	Caterpillar	277C	3805-01-550-0883
Air Mobile Crane (AMC)	B0446	Terex	7.5 ton	3810-01-155-0646
Grader, Road, Motorized	B1082	Caterpillar	130G	3805-01-150-4795
Roller, Compactor, Vibrator	B1785	Caterpillar	CS-563-D	3895-01-453-8573
Tractor-Scraper, Wheeled	B1922	Caterpillar	621B	3805-01-153-1854
Full-Tracked, Crawler Type Tractor W/ Angle Blade (1150E)	B2460	Case	1150	2410-01-254-1667
Full-Tracked, Crawler Type Tractor W/ Multi-Purpose Bucket (1155E)	B2464	Case	1155	3805-01-315-1091
Backhoe Loader (BHL)	B2483	Caterpillar	420D	3805-01-514-7166
Extendable Boom Forklift (EBFL)	B2561	JLG	MMV	3930-01-508-0886
Lightweight Rough Terrain Forklift (LRTF)	B2566	Terex	51-19MD	3810-01-320-1925

The contractor shall be required to have access to classified information. The contractor shall have established the appropriate facilities and management controls up to and including secret level. The contractors personnel assigned to this effort shall have valid secret level security clearances and have experience in the areas of armor and survivability.

2.0                   TRANSPORTATION

2.1.1                     Transportation Analysis. The contractor shall provide an updated transportation analysis to incorporate approved tie-down changes as needed in order to meet MIL-STD-209 requirements with CPKs installed.  The Contractor shall provide updated data analysis support to the Government showing how the vehicles with CPKs will meet the air, highway, rail and marine (sea lift and amphibious) transportability requirements. A new transportation data plate with updated information to include Item Unique Identification (IUID), shall be attached to replace the original plate.

3.0                   PRODUCTION

3.1                     Hardware. The contractor shall produce CPKs that conform to the configurations of the previous CPKs approved by the government.  Any proposed changes to the approved CPKs require government approval.  All CPKs shall be produced using approved USMC Glass and shall include windshield tear-off laminate to protect against scratching, pitting, cracking, and vision reducing debris.  The CPKs shall be rainproof to the maximum extent possible to prevent intrusion of water from seeping into the cab.

4.0                   KIT ASSEMBLY

4.1                     Packaging. The contractor shall organize the packaged kits to allow sequential removal in the order required for installation on the vehicle. It is desirable to have efficient kit installation, using pre-assembly where practical. Installation instructions and a content list shall be packaged with each kit and shall be immediately accessible when the kit is opened. Components which must be installed with a particular face towards the enemy, and which are not distinguishable by shape, shall be marked to indicate proper assembly. The transparent armor (glass) will not be marked or etched. The kits shall be packaged to prevent damage during transport, using best commercial packaging practices. The contractor shall ensure that packaged kits are loaded on pallets and marked.

Each kit shall contain (over packed) one set of installation instructions and technical manuals.  Each kit shall also contain additional attaching hardware for initial support commonly known as Prescribed Parts List (PPL).

CPKs that will not be installed immediately upon delivery shall be packaged in order to allow for long term storage.  The long term storage crates shall be sturdy enough to allow maximum stacking height up to 16 feet.  The contractor shall provide the square foot and cubic foot dimensions for each kit and shall minimize the number of crates per kit in order to decrease the overall storage footprint.

2

The contractor shall provide to the government the dimensional data (length, width, height) for each crate 30 days prior to delivery with weights and stacking limitations for each box configuration.  At a minimum, each crate shall be properly marked with NSN, nomenclature, and a box # that associates it with a kit (i.e., box 1 of 4, 2 of 4).

4.2                     Storage. Until the Government directs shipment, the contractor shall store the kits for a period of up to 90 calendar days after acceptance. During this period, the kits shall be stored at no additional cost to the Government.

5.0                   TECHNICAL DATA

5.1                     Manuals. The contractor shall update existing Commercial Manuals, parts manuals, and illustrations to reflect any approved changes.

5.2                     Provisioning. The contractor shall provide provisioning data in sufficient detail to support the operation, maintenance, and overall safe employment of the CPKs.  The contractor shall provide provisioning data for any approved changes from the legacy CPKs.

6.0                   FIELD SERVICE REPRESENTATIVE (FSR)

The contractor shall provide Technical Support Representatives (TSR) for installation and post-installation support of CPKs in CONUS.  A maximum of five TSRs may be required for this effort.  The contractor shall be notified by the PCO concerning the extent of the required TSR support.

The government may require the contractor to provide OCONUS FSRs for installation and post-installation support of CPKs.  A maximum of five FSRs may be required for this effort.  The contractor shall be notified by the PCO concerning the extent of the required OCONUS FSR support.  Contract requirements for OCONUS deployment are outlined in Appendix 1 and 2.

The TSR/FSR shall have sufficient technical writing and general mechanical experience to encompass all CPKs for vehicles listed in Table 1. The TSR/FSR shall provide training, troubleshooting, diagnosis, and resolution of repair and technical issues in support of the kit installation effort. The TSR/FSR shall conduct on the job CPK installation training for government personnel and other contractor personnel deployed to the designated installation site.

7.0                   SPARE PARTS

7.1                     Authorized Stockage List (ASL): The contractor shall provide the items described by the established and approved ASL for each CPK system. The Government is allowing the contractor to use their experience and knowledge of spare parts to determine a fair estimate of materials, but the ASL items provided shall not include armor of any type.  The ASL cost shall include packaging, crating, and shipment to FOB destination.  Until the Government directs shipment, the contractor shall store the ASL for a period of up to 60 calendar days after acceptance. During this period, the ASL shall be stored at no additional cost to the Government.

7.2                     Spare Parts Provisioning List (SPPL). The contractor shall provide the items described by the established and approved SPPL for each CPK system.  The cost for packaging, crating, and shipment to FOB destination shall be quoted separately.  Firm prices for these items will be incorporated into the contract.

3

7.3                     Prescribed Load List (PLL). The contractor shall provide items of common hardware such as common nuts, bolts, screws, keys, washers, and fittings, except those of special design as described in the PLL.  The PLL shall also contain bulk items, such as electrical wire and cables, gasket material, tubing, hose, adhesives, paints, oils, grease, solvents, and metal and plastic stock, (e.g., rods and sheets).

8.0                   WELDING

Welding and weld inspection shall be performed in accordance with AWS D1.1 Structural Welding Code, Steel and AWS D1.2 Structural Welding Code.  Substitution of an equivalent welding standard may be allowed with prior Government approval.

9.0                   FINAL INSPECTION REPORT (FIR)

Each CPK shall be subjected to a complete final inspection by the contractor utilizing a contractor- developed and Government-approved FIR.  The Government, at its option, may elect to witness and/or participate in the contractor’s final inspection. The contractor shall rectify discrepancies prior to Government acceptance of any item.

10.0            SAFETY

The Government will provide the current CPK Safety Assessment Report (SAR) as Government Furnished Information (GFI).  The contractor shall review and update the SAR to incorporate any approved changes as needed.  Using MIL-STD-882 as guidance, the contractor shall identify the hazards resulting from the application of the CPKs, their likelihood of occurrence, the severity of resulting injury/damage and the mitigation actions taken. Hazards that have severe consequences and cannot be eliminated by design changes shall be clearly identified.  An assessment of vehicle stability and an estimation of operational limitations resulting from the addition of the CPK shall be included in the report.

The contractor shall provide cautions and warnings for the CPK, to be affixed onto the inside of the vehicle, during installation, to alert the operator of any required notices and/or warnings.

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APPENDIX 1: CONTRACTOR DEPLOYMENT

1.0 GENERAL

The Government is responsible for providing information and assistance in meeting the requirements necessary for deployment. Deployment processing will include, as a minimum, all Government required procedures such as medical examinations and immunizations. If central processing is required, the Contractor employees will be issued Letters of Authorization for processing through a specific continental United States (CONUS) Replacement Center/Individual Deployment Site (CRC/IDS) and for the duration of the tour of duty. The Contractor is responsible for travel to the CRC/IDS or other CONUS departure point. If a CRC/IDS CONUS departure point is not used, the Contractor will receive an equitable adjustment for all reasonable travel costs incurred in deployment of Contractor employees.

1.1 FSR Hiring. The Contractor shall provide to the Procuring Contracting Officer (PCO) or Deputy PCO and APM the full name and date of birth of the FSR(s) Not Later Than (NLT) sixty (60) days after the effective date of the contract/delivery order. The Contractor shall: 1) Enter relevant information in the Synchronized Predeployment & Operational Tracker (SPOT) system as soon as the FSR is identified (see 1.2 below); 2) Notify the PCO (or designee) and APM in writing (email is acceptable) upon entering FSRs initial data in SPOT.

1.2 SPOT. The Contractor shall enter before deployment, or if already in the designated operational area, enter upon becoming an employee under the contract, and maintain current data (including departure data) for all Contractor personnel that are authorized to accompany U.S. Armed Forces deployed Outside the Continental United States (OCONUS) as specified in paragraph (b)(1) of Class Deviation — SPOT tracker, DAR 2007-O0004. The automated, web-based system to use for this effort is the SPOT. For information on how to register and use SPOT, go to https://spot.altess.army.mil. The Government will provide point of contacts (POCs) and training for personnel required to enter data into SPOT.

2.0 PREDLOYMENT

2.1 DD Form 93. The Contractor shall ensure that all employees in the database (SPOT) have a current DD Form 93, Record of Emergency Data Card, on file with their employer. In addition, employees deploying to OEF will also require an Afghanistan Validation Memo to authorize entry into OEF.

2.2 Preparation for Overseas Movement. As part of the Preparation for Oversea Movement (POM) processing for Contractor employees, the Government’s POM activities at the home station or the CRC will screen Contractor personnel records, conduct theater specific briefing and training, issue theater/environmental specific clothing and individual equipment, verify that medical requirements (such as immunizations, DNA screening, HIV testing and dental examinations) for deployment have been met, and arrange for transportation to the theater of operation. While POM processing at the CRC/IDS; the Government will furnish lodging at the CRC billeting area. The Contractor shall be responsible for all meals and incidentals required

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while at CRC.

Billeting is not available at Camp Lejeune, North Carolina and per diem is authorized. If available, officers’/Government mess will be provided at cost; the Contractor shall be responsible for all meals and incidentals required while at the CRC/IDS.

2.3 Common Access Card (CAC). At the CRC/IDS processing point, Contractor employees will receive the Department of Defense (DoD) CAC from the Government with Geneva Convention markings with Equivalent Grades identified. If a CRC/IDS processing point is not used, then the Contracting Office will provide assistance with obtaining the identification document before deployment. Identification documents shall indicate that the Contractor employee is an FSR (GS-12 equivalent). Upon redeployment, the Contractor shall ensure that all issued controlled identification cards and tags are returned to the Government.

2.4 Medical. It is the responsibility of the Contractor to provide qualified, capable personnel who meet the physical standards and medical requirements to perform the contracted duties in designated theater of operations. The Government may provide some or all of the required deployment screening.

2.4.1 Medical Screening. The Government may perform medical screening at the CRC. The screening will include DNA sampling and immunizations, if not previously conducted, for Contractors deploying OCONUS. When applicable or in accordance with (IAW) a standing contract, the Government will provide emergency medical and dental care to Contractor employees deployed in a theater of operations commensurate with the care provided to DoD civilians deployed in the theater of operations.

2.4.2 Personal Medications. Deploying civilian Contractor personnel shall carry with them a minimum of a 90-day supply of medications and a valid prescription for refills. Upon arrival in the area of operations, the Logistical Assistance Office (LAO) or Contracting Officer Representative (COR) will coordinate with the supporting medical unit to ensure the future availability of prescription medications and to obtain such medications.

2.5 Letters of Authorization (LOAs). In order to process through the designated CRC/IDS and receive Government transportation from the CRC/IDS to the theater of operations, intratheater, and return, the Government will provide each Contractor employee with LOAs. These LOAs will be prepared by the Contracting Officer and authorized by the supporting installation; they will state the intended length of assignment in the area of operation and identify planned use of Government facilities and privileges in the theater of operations, as authorized by the contract.

2.6 Clothing and Equipment Issue. Contractors accompanying the force are not authorized to wear military uniforms. They should wear clothing appropriate for the work being performed. Items of personal clothing and personal care, to include both casual attire and work clothing required by the particular assignment, are the responsibility of the individual Contractor employee and will not be issued at the deployment center. Clothing should be distinctive and

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unique and not imply that the Contractor is a military member, while at the same time not adversely effecting the Governments tactical position in the field. Guidelines are within Pamphlet AMC-P715 and DA PAM 715-16. It is up to the Contractor to insure that duty uniforms do not present a problem for the field commander or to be so similar to the Armed Services uniform to create confusion.

2.7 Weapons. The Government will provide force protection for Contractor personnel. The Government may issue side arms to Contractor employees for their personal self-defense. The issuance of such weapons must be authorized by the Theater Commander and must comply with military regulations regarding firearms training and safe handling. However, Contractor employees shall not possess personally owned firearms in the area of operations. The acceptance of self-defense weapons by a Contractor is voluntary and should be IAW the employers’ company policy regarding possession and/or use of weapons. When accepted, the Contractor employee is responsible for using the weapon IAW the applicable rules governing the use of force. Also, when accepted, only military issued ammunition may be used in the weapon. The Contractor employee is legally liable for any use that is not IAW the rules of engagement. The Contractor employee must be aware that they may incur civil and criminal liability, both under Host Nation Law or U.S. Criminal and Civil Law, for improper or illegal use of weapons.

2.7.1 Weapons Training. Prior to issuing any weapons to Contractor employees, the Government will provide the Contractor employees with weapons familiarization training commensurate to that provided to DoD civilian employees. The Theater Commander is responsible to ensure that armed Contractors receive training in the rules of engagement, the rule governing the use of force, and the law of war. The Contractor shall ensure that its employees adhere to all guidance and orders issued by the Theater Commander or his/her representative regarding possession, use, safety and accountability of weapons and ammunition.

2.7.2 Weapons Turn-In. Upon redeployment or notification by the Government, the Contractor shall ensure that all Government issued weapons and ammunition are returned to Government control.

2.8 Mission Training. The Contracting Officer will identify to the Contractor all required mission training and the location of the required training. The Contractor shall ensure that all deploying employees are available for all required mission training. The Contracting Officer will inform the Contractor of all Nuclear, Biological, and Chemical (NBC) equipment and Chemical Defensive Equipment (CDE) training requirements and standards. The U.S. Government will provide the Contractor employees with CDE familiarization training commensurate with the training provided to DoD civilian employees.

The CRC/IDS will provide mission training designed to provide deploying individuals with a basic knowledge of what they can expect once they deploy into the theater of operations. Training will cover areas such as the Geneva Convention, Code of Conduct, Health and Sanitation, Legal Assistance, Customs and Courtesies for the area of deployment, applicable Status of Forces Agreement, Security, Weapons Familiarization and any additional training dictated by the special circumstances of the deployment and approved by the Theater

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Commander.

2.9 Passports/Visas. The Contractor is responsible for obtaining all passports and visas. Contractor employees are required to carry a valid passport at all times when deployed and traveling overseas in support of military operations. Requirements for visas shall be determined by the country of deployment/travel and obtained from the appropriate embassy prior to deployment. The Government will provide assistance to the Contractor in obtaining visas to countries if requested by the Contractor and required to meet the contingency deployment schedule.

2.10 Customs and Entrance/Exit Processing. While entering and exiting a foreign country, Contractor employees shall be subject to the customs processing procedures, laws, agreements, and duties of the countries in which the Contractor is deploying. Details for a Contractor employee’s deployment shall be fully explained during the deployment processing. When returning, Contractor employees shall also be subject to U.S re-entry customs requirements in effect at the time of re-entry. The Contracting Officer will determine and stipulate the allowability and allocability of payment for entry/exit duties on personal items in possession of Contractor employees per U.S. Customs Service rates and restrictions.

2.11 Vehicle and Equipment Operation. The Contractor shall ensure that deployed employees possess the required civilian licenses to operate the equipment necessary to perform the contract in the area of operations IAW the SOW. Before operating any military owned or leased equipment, the Contractor employee shall provide proof of license (issued by an appropriate Governmental authority) to the Contracting Officer or his/her representative. The Government, at its discretion, may train and provide an Incidental Driver Permit to Contractor employees who operate military owned or leased equipment (Ref. AR 600- 55).

3.0 DEPLOYMENT/POST-DEPLOYMENT

3.1 Legal Assistance. Contractor employees supporting a contingency deployment and accompanying the U.S. Armed Forces OCONUS, will receive certain legal assistance from Army lawyers as part of their deployment support. If legal assistance is provided while Contractor employees are deployed in the theater of operations, it must be IAW applicable international or host nation agreements. The legal assistance is limited and ministerial in nature (for example, witnessing signatures on documents and providing notary services), and includes legal counseling (to include review and discussion of legal correspondence and documents), and legal document preparation (limited to simple wills, powers of attorney, and advanced medical directives), and help retaining non-DoD civilian attorneys.

3.2 Living Under Field Conditions. The Government will provide Contractor employees deployed in the area of operations the equivalent field living conditions, subsistence, emergency medical and dental care, sanitary facilities, mail delivery, laundry service, and other available support afforded to Government employees and military personnel in the area of operations, unless otherwise specified in the contract. In the event that the Government does not provide services or goods promised and the Contractor must obtain said services or goods elsewhere, the

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Contractor will be equitably reimbursed IAW the contract.

3.3 Medical and Dental Care. Military and/or host nation medical and dental care will be available should the need arise, at a level commensurate with that afforded Government employees and military personnel.

3.4 Morale, Welfare, Recreation (MWR) and Support Services. Contractor employees working within the theater of operations will, to the maximum extent possible, be eligible to use MWR facilities, activities, and services subject to the installation or Theater Commander discretion and the terms of the contract. Contractor employees will be eligible for use of Army and Air Force Exchange Service (AAFES) facilities for health and comfort items. Use of these facilities will be based on installation and Theater Commander discretion, the terms of the contract with the Government, and the terms of the applicable Status of Forces Agreement (SOFA).

3.5 SOFA. SOFA is an international agreement between two or more Governments that provide for various privileges, immunities and responsibilities, as well as the rights and responsibilities of individual members of the sending states force. The Contractor shall adhere to all relevant provisions of applicable SOFA and other similar related agreements.

3.6 Uniform Code of Military Justice. Civilian and Contractor employees are subject to military law when serving with or accompanying an armed force only in time of war. The U.S. Supreme Court has ruled in time of war to mean a congressionally declared war.

3.7 Public Law 106-523 Military Extraterritorial Jurisdiction Act of 2000. Amended Title 18, U.S. Code, establishes Federal Jurisdiction over certain criminal offenses committed OCONUS by persons employed by or accompanying the Armed Forces, or by members of the Armed Forces who are released or separated from active duty prior to being identified and prosecuted for the commission of such offenses, and for other purposes. The Act applies to anyone who engages in conduct OCONUS that would constitute an offense punishable by imprisonment for more than one year, the same as the offense had been committed within the jurisdiction of the U.S.

The person must be employed by or accompanying the Armed Forces OCONUS. The term, employed by the Armed Forces OCONUS, means employed as a civilian employee of DoD, as a DoD Contractor or an employee of a DoD Contractor, who is present or residing outside the U.S. in connection with such employment, and is not a national of or ordinarily resident in the host nation. The term, accompanying the Armed Forces OCONUS, means a family member of a member of the Armed Forces, a civilian employee of the DoD, a DoD Contractor or an employee of a DoD Contractor, not a national of or ordinarily resident in the host nation.

3.8 Health and Life Insurance. The Government has no statutory obligation to provide a Contractor employee with any health insurance. The Government may reimburse some life insurance costs as a result of overseas deployment.

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3.9 Next of Kin Notification. Before deployment, the Contractor shall have ensured that each Contractor employee completes and updates, as necessary, a DD Form 93, Record of Emergency Data Card or equivalent. The form shall be retained by the Contractor with a copy provided the Contracting Officer’s Representative (COR) or designated Government official.

3.10 Evacuation. As required by the operational situation, the Government will relocate Contractor personnel (who are citizens of the United States, aliens resident in the United States or third country nationals, not resident in the host nation) to a safe area or evacuate them from the theater of operations. Orders to relocate can be handled as a change in the place of performance.

3.10.1 Notification. The Contracting Officer may direct evacuation of Contractor employees deployed in support of contingency operations upon a determination that there is an imminent increased threat to the safety, health, or welfare of the Contractor employees and an evacuation is necessary to secure their health, safety, and/or welfare. The Contracting Officer’s evacuation direction will be in writing or will be promptly confirmed in writing.

3.10.2 Requests. If the Contractor reasonably believes there to be an imminent increased threat to the safety, health, and/or welfare of the Contractor employees, the Contractor may request the Contracting Officer to direct the evacuation of those personnel. The Contractor may also request evacuation of Contractor employees in the event of medical emergency or death. These requests shall be in writing or shall promptly be confirmed in writing and shall detail the circumstances constituting an imminent increased threat to the safety, health, and/or welfare of the Contractor employees. The Contracting Offices, after discussions with the Theater Command of host nation and other Government Official(s) to the extent the Contracting Officer considers them advisable, will direct evacuation of Contractor employees or will deny the request.

3.11 Deployment. The Contractor shall have the capability to staff and support any unit OCONUS with either a Forward Repair Activity (FRA) capability and/or additional FRA personnel, as needed in the event of a deployment, whether contingency or for training.

3.12 Interim Contractor Logistics Support (ICLS) FRA. The ICLS FRA supported units will be configured to deploy using unit provided vehicles, shelters, transportation, and power-generating equipment for all Contractor operated equipment. The Contractor shall obtain a military equipment license for the equipment listed above, if necessary. All Contractor test equipment shall be capable of being operated in a forward deployed field location under combat conditions.

3.13 Contractor Requirements. Contractor personnel shall be available and prepared to support worldwide deployment IAW supported unit’s deployment/readiness Standard Operating Procedure (SOP), and IAW DA Pamphlet 715-16, Contractor Deployment Guide in Theater of Operations. Contractor personnel shall be ready to deploy within 72 hours of notification by the Contracting Officer using military or civilian transportation by land, sea, or air, after CRC. This includes completing and maintaining current the following forms and actions as a guide IAW Deployment Guide:

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•                  Orders (Letter of Authorization)

•                  Passport/Visa/ID Card

•                  Shot Record (PHS 731)

•                  Physical Examination

•                  Eye Prescription (if applicable)

•                  Emergency Data Sheet (DD 93)

•                  Medical/Dental (DA 4036R)

•                  CIF (Clothing Record)

•                  Power of Attorney for financial and custodial matters

•                  Last Will and Testament

•                  Set of TA-50 (as required by supported units)

3.14 Contract Augmentation/Backfill. Contractor personnel shall agree to abide by the rules of engagement, policies, and procedures as established by the supported unit Commander during either combat or training deployments. When tasked, the Contractor shall augment any deployment with additional personnel and provide back fill personnel to non-deployed units, as necessary.

3.15 Contractor Support to Deployed Personnel. The Contractor shall provide sufficient resources to support their deployed personnel in the performance of their duties. This may include logistics from the Contractor’s CONUS location for obtaining parts for repair for the forward deployed FSRs along with providing technical assistance in determining the causes of failure and remedies of failures. The Contractor shall also provide assistance and technical support in determining and resolving issues or conditions related to or affecting safety. In addition, operations support personnel shall coordinate all international shipping, as required to support the return and receipt of new and repaired items. The Contractor shall also provide periodic detailed program status and information to the Government program office.

3.16 Government Assistance to Deployed Personnel. The Government will provide assistance to ensure the Contractor can meet deployment requirements, specifically, but not limited to: visa; medical support; applicable accessories for each person deployed; housing and/or shelters; transportation at the deployment location; and power generating equipment provided as Government Furnished Equipment (GFE). Contractors are not authorized to rent, lease or procure vehicles for utilization at any of the deployment locations.

3.17 Assignment of Personnel. Contractor personnel will be administratively assigned to the Logistics Support Element (LSE) for accountability, administrative support and life support.

3.18 Compliance. The Contractor shall ensure that all Contractor employees including its Subcontractors comply with all guidance, instructions and general orders applicable to U.S. Armed Forces and DoD civilians and issued by the Theater Commander or his/her representative. This includes any and all guidance and instructions issued based upon the need to ensure mission accomplishment, force protection, safety, and unit cohesion.

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3.19 Resolution of Disputes. The Contractor shall promptly resolve, to the satisfaction of the Contracting Officer, all Contractor employee performance and conduct problems identified by the Cognizant Contracting Officer or his/her designated representative. The Contracting Officer may direct the Contractor to remove or replace any Contractor employee failing to adhere to instructions and General Orders issued by the Theater Commander or his/her designated representative.

3.20 Return Processing Procedures. Upon completion of the deployment or other authorized release, the Government will authorize Contractor employee transportation from the area of operations to the designated CRC/IDS site. At the return processing center the Contractor shall ensure that all Government-issued clothing and equipment provided to the Contractor or the Contractor’s employees are returned to Government control upon completion of the deployment.

The Contractor shall provide the Contracting Officer with documentation, annotated by the receiving Government official, of all clothing and equipment returns. The Contractor is responsible for transportation.

4.0 CONTRACTOR RISK ASSESSMENTS AND MITIGATION

The Contractor shall brief its employees regarding the potential danger, stress, physical hardships, and field living conditions. The Contractor shall require all its employees to acknowledge in writing that they understand the danger, stress, physical hardships, and field living conditions that are possible if the employee deploys in support of a contingency deployment involving military operations.

The Contractor shall replace an employee as soon as possible in the event the employee needs to be replaced for any reason (sickness, disciplinary, emergency leave, etc.).  The Government requires expedient replacement of Contractor employees.

The Contractor shall designate one representative from its company team as its Contractor team lead. The team lead shall be the Government’s POC for operational and personnel matters during deployment.

The Contractor shall prepare plans for support of military operations in-country as required, or as directed by the Contracting Officer.

4.1 Force Protection. The Government will provide force protection to Contractor employees commensurate with that given to Department of the Army civilians and military personnel in the area of operations, unless otherwise specified in the contract.

4.2 Pay. The Government is not a party to the employee-employer relationship. Any questions Contractor employees have regarding pay should be discussed with the Contractor.

4.3 Tour of Duty/Hours of Work. Tour of Duty is defined as the length of deployment. The tour of duty is 12 months. Hours of work is defined as the hours worked during a 7 day workweek. For OCONUS personnel, a workweek is defined as 12 hours per day, 7 days per week. The Contractor shall comply with all duty hours and tours of duty identified by the

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Contracting Officer.

4.4 On-Call Duty. The Contractor shall be available to work (i.e. on-call) during other than regular hours to perform mission essential tasks.

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APPENDIX 2: JOINT CONTRACTING COMMAND — IRAQ/AFGHANISTAN (JCC I/A) REQUIREMENTS

1.0 GENERAL

The purpose of this appendix is to provide additional requirements for OCONUS FSRs as mandated by the Joint Contracting Command — Iraq/Afghanistan (JCC —I/A) effective 5 November 2007.

2.0 COMPLIANCE WITH LAWS AND REGULATIONS

2.1 The Contractor shall comply with, and shall ensure that its personnel and its Subcontractors and Subcontractor personnel at all tiers obey all existing and future U.S. and Host Nation laws, Federal or DoD regulations, and United States Central Command (USCENTCOM) orders and directives applicable to personnel in Iraq and Afghanistan, including but not limited to USCENTCOM, Multi-National Force and Multi-National Corps fragmentary orders, instructions and directives.

2.2 Contractor employees performing in the USCENTCOM Area of Operations are under the jurisdiction of the Uniform Code of Military Justice (UCMJ). Under the UCMJ, U.S. Commanders may discipline Contractor employees for criminal offenses. Contractors shall advise the Contracting Officer if they suspect an employee has committed an offense. Contractors shall not permit an employee suspected of a serious offense or violating the Rules for the Use of Force to depart Iraq or Afghanistan without approval from the senior U.S. Commander in the country.

3.0 PROHIBITION AGAINST HUMAN TRAFFICKING, INHUMANE LIVING CONDITIONS, AND WITHOLDING OF EMPLOYEE PASSPORTS

3.1 All Contractors (“Contractors” herein below includes Subcontractors at all tiers) are reminded of the prohibition contained in Title 18, United States Code, Section 1592, against knowingly destroying, concealing, removing, confiscating, or possessing any actual or purported passport or other immigration document, or any other actual or purported Government identification document, of another person, to prevent or restrict or to attempt to prevent or restrict, without lawful authority, the person’s liberty to move or travel, in order to maintain the labor or services of that person, when the person is or has been a victim of a severe form of trafficking in persons.

3.2 Contractors are also required to comply with the following provisions:

Contractors shall only hold employee passports and other identification documents discussed above for the shortest period of time reasonable for administrative processing purposes. Contractors shall provide all employees with a signed copy of their employment contract, in English as well as the employee’s native language that defines the terms of their employment/compensation.

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Contractors shall not utilize unlicensed recruiting firms, or firms that charge illegal recruiting fees.

Contractors shall be required to provide adequate living conditions (sanitation, health, safety, living space) for their employees. Fifty square feet (50 sf) is the minimum acceptable square footage of personal living space per employee. Upon Contractor’s written request, contracting officers may grant a waiver in writing in cases where the existing square footage is within 20% of the minimum, and the overall conditions are determined by the contracting officer to be acceptable. A copy of the waiver approval shall be maintained at the respective life support area.

Contractors shall incorporate checks of life support areas to ensure compliance with the requirements of this Trafficking in Persons Prohibition into their Quality Control program, which will be reviewed within the Government’s Quality Assurance process.

Contractors shall comply with international laws regarding transit/exit/entry procedures, and the requirements for work visas. Contractors shall follow all Host Country entry and exit requirements.

3.3 Contractors have an affirmative duty to advise the Contracting Officer if they learn of their employees violating the human trafficking and inhumane living conditions provisions contained herein. Contractors are advised that Contracting Officers and/or their representatives will conduct random checks to ensure Contractors and Subcontractors at all tiers are adhering to the law on human trafficking, humane living conditions and withholding of passports.

The Contractor agrees to incorporate the substance of this clause, including this paragraph, in all subcontracts under his contract.

4.0 TO REPORT A KIDNAPPING

4.1 Contract manager will notify the JCCI/A Duty Officer at phone number 914-822-1419 when an employee kidnapping occurs.

4.2 Report the following information:

Person Reporting:

•                  Name

•                  Phone

•                  E-mail

Individual Kidnapped:

•                  Name

•                  Age

•                  Nationality and country of residence

•                  When did the incident occur?

•                  Where did it happen?

•                  How was the person kidnapped?

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5.0 FITNESS FOR DUTY AND LIMITS OF MEDICAL/DENTAL CARE IN IRAQ AND AFGANISTAN

5.1 The Contractor shall perform the requirements of this contract notwithstanding the fitness for duty of deployed employees, the provisions for care offered under this section, and redeployment of individuals determined to be unfit. The Contractor bears the responsibility for ensuring all employees are aware of the conditions and medical treatment available at the place of performance. The Contractor shall include this information and requirement in all subcontracts with performance in the theater of operations.

5.2 The Contractor shall not deploy an individual with any of the following conditions unless approved by the appropriate USCENTCOM Service Component (i.e. ARCENT, CENTAF, etc.) Surgeon: Conditions which prevent the wear of personal protective equipment, including protective mask, ballistic helmet, body armor, and chemical/biological protective garments; conditions which prohibit required theater immunizations or medications; conditions or current medical treatment or medications that contraindicate or preclude the use of chemical and biological protectives and antidotes; diabetes mellitus, Type I or II, on pharmacological therapy; symptomatic coronary artery disease, or with myocardial infarction within one year prior to deployment, or within six months of coronary artery bypass graft, coronary artery angioplasty, or stenting; morbid obesity (BMI >/= 40); dysrhythmias or arrhythmias, either symptomatic or requiring medical or electrophysiologic control; uncontrolled hypertension, current heart failure, or automatic implantable defibrillator; therapeutic anticoagulation; malignancy, newly diagnosed or under current treatment, or recently diagnosed/treated and requiring frequent subspecialist surveillance, examination, and/or laboratory testing; dental or oral conditions requiring or likely to require urgent dental care within six months’ time, active orthodontic care, conditions requiring prosthodontic care, conditions with immediate restorative dentistry needs, conditions with a current requirement for oral-maxillofacial surgery; new onset (< 1 year) seizure disorder, or seizure within one year prior to deployment; history of heat stroke; Meniere’s Disease or other vertiginous/motion sickness disorder, unless well controlled on medications available in theater; recurrent syncope, ataxias, new diagnosis (< 1year) of mood disorder, thought disorder, anxiety, somotoform, or dissociative disorder, or personality disorder with mood or thought manifestations; unrepaired hernia; tracheostomy or aphonia; renalithiasis, current; active tuberculosis; pregnancy; unclosed surgical defect, such as external fixeter placement; requirement for medical devices using AC power; HIV antibody positivity; psychotic and bipolar disorders. (Reference: Mod 8 to USCENTCOM Individual Protection and Individual/Unit Deployment Policy, PPG-Tab A: Amplification of the Minimal Standards of Fitness for Deployment to the CENTCOM AOR).

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5.3 IAW military directives (DoDI 3020.41, DoDI 6000.11, CFC FRAGO 09-1038, DoD PGI 225.74), resuscitative care, stabilization, hospitalization at Level III (emergency) military treatment facilities and assistance with patient movement in emergencies where loss of life, limb or eyesight could occur will be provided. Hospitalization will be limited to emergency stabilization and short-term medical treatment with an emphasis on return to duty or placement in the patient movement system. Subject to availability at the time of need, a medical treatment facility may provide reimbursable treatment for emergency medical or dental care such as broken bones, lacerations, broken teeth or lost fillings.

5.4 Routine and primary medical care is not authorized. Pharmaceutical services are not authorized for routine or known prescription drug needs of the individual. Routine dental care, examinations and cleanings are not authorized.

5.5 Notwithstanding any other provision of the contract, the Contractor shall be liable for any and all medically-related services or transportation rendered. IAW OUSD(C) Memorandum dated 4 January 2007, the following reimbursement rates will be charged for services at all DoD deployed medical facilities. These rates are in effect until changed by DoD direction.

•                  Inpatient daily rate: $1,918.00. Date of discharge is not billed unless the patient is admitted to the hospital and discharged the same day.

•                  Outpatient visit rate: $184.00. This includes diagnostic imaging, laboratory/pathology, and pharmacy provided at the medical facility.

6.0 QUARTERLY CONTRACTOR CENSUS REPORTING

6.1 The prime Contractor will report upon contract award and then quarterly thereafter, not later than 1 January, 1 April, 1 July and 1 October, to JCCI.J2J5J7@pco-iraq.net for Iraq and to BGRMPARC-A@swa.army.mil for Afghanistan the following information for the prime contract and all subcontracts under this contract:

•                  The total number of contract employees performing on the contract who receive any support benefits, including but not limited to billeting, food, use of exchanges, laundry by host nation, US Nationals, and Third Country Nationals;

•                  The total number of prime contract employees performing on the contract by host nation, US Nationals, and Third Country Nationals;

•                  The total number of Subcontractor employees performing on the contract by Subcontractor, host nation, US Nationals, and Third Country Nationals;

•                  The company names and contact information of its Subcontractors at all tiers; and

•                  The name of all company POCs who are responsible for entering and updating employee data in the Synchronized Predeployment & Operational Tracker (SPOT) IAW DFAR 252.225-7040 DoD class deviation 2007-

7.0 IRAQ SOCIOECONOMIC PROGRAM

7.1 The Contractor shall maximize the employment, training, and transfer of knowledge, skills and abilities to the Iraqi workforce. The Contractor shall maximize utilization of Iraqi

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Subcontractors and businesses. The Contractor shall maximize utilization of material of Iraqi manufacture.

7.2 Iraqi First Program Definitions:

•                  Employment means the total number of Iraqi citizens proposed for the contract effort, and the total number of Iraqi citizens proposed for the contract effort by each Subcontractor, to be directly employed, full or part time, during the life of the contract.

•                  An “Iraqi” company (or subsidiary company) has a principal place of business located within Iraq and the majority shareholder is an Iraqi citizen.

•                  An Iraqi citizen or employee is an individual whose ordinary residence is in Iraq and holds an Iraq-issued passport or Iraq residency papers.

•                  Materiel of Iraqi manufacture includes all items where significant value is added, or a change of form, fit, and function, leading to the final form of the procured end item takes place, within the country of Iraq.

•                  The Contractor’s efforts to encourage the Iraqi First program will be considered by the Government in performance evaluations.

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